SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report) March 15, 2004

Wachovia National Bank (as Representative under a Sale and
Servicing Agreement dated as of February 28, 1999 providing for the issuance of The Money Store Investment Corporation Trust, Series 1999-1) and each of the Originators listed on Schedule A attached hereto.

(Exact name of registrant as specified in its charter)

*	333-32775	*

State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	ID Number)

c/o Wachovia National Bank, 401 South Tryon Street – NC1179 Charlotte, NC 28288

(Address of principal executive officer)

Registrant’s Telephone Number, including area code: (916) 617-2628

(Former name or former address, if changed since last report)

*	See Schedule A

Item 5	Other Events

Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statements sent to the Class A, Class M, and Class B Certificate holders with respect to the March 15, 2004 Remittance Date.

Item 7	Financial Statements and Exhibits

Item 601 (a) of Regulation
S-K Exhibit Number

20.1	Monthly Statements to the Class A, Class M, and Class B Certificate holders with respect to the March 15, 2004 Remittance Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WACHOVIA NATIONAL BANK

By: \s\ Stephanie Callahan
Name: Stephanie Callahan
Title: Assistant Vice President	Dated: March 15, 2004

Exhibit Index

20.1	Monthly Statements sent to the Class A, Class M, and Class B Certificate holders with respect to the March 15, 2004 Remittance Date.

Schedule A

	State of	IRS Employer
Registrant	Incorporation	ID Number
TMS Mortgage Inc.	New Jersey	22-3217781
The Money Store/D.C. Inc.	D.C.	22-2133027
The Money Store/Kentucky Inc.	Kentucky	22-2459832
The Money Store Home Equity Corp.	Kentucky	22-2522232
The Money Store/Minnesota Inc.	Minnesota	22-3003495